LITMAN GREGORY FUNDS TRUST

Supplement dated March 12, 2026 to the

Prospectus, Summary Prospectus, and Statement of Additional Information

of the Litman Gregory Funds Trust dated April 29, 2025, as supplemented

Notice to Existing and Prospective Shareholders of the iMGP Dolan McEniry Corporate Bond Fund (the “Fund”):

Effective March 12, 2026, the name of the Fund will change to the iMGP Dolan McEniry Core Plus Fund. The Fund’s investment objective and its principal investment strategies will remain the same. The Fund will continue to invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in corporate bonds. iM Global Partner Fund Management, LLC will continue to serve as the Fund’s investment advisor.

Please keep this Supplement with your Prospectus, Summary Prospectus, and Statement of Additional Information.